                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             TFC ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

           Common Stock
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                 [LETTERHEAD]



                             TFC Enterprises, Inc.
                          Corporate Executive Offices



                                 April 3, 2000

Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of TFC Enterprises, Inc. that will be held at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502, at 10:00 a.m. Eastern Time, on Tuesday, May 9, 2000.

     Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and Officers of the Company as well as a representative of Ernst & Young LLP will be present at the Annual Meeting to respond to any questions our shareholders may have.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage-paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person, even if you have previously returned a Proxy Card.

     We look forward to the 2000 Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.




                              Sincerely,

                              /S/ Robert S. Raley, Jr.
                              -------------------------------------------
                              ROBERT S. RALEY, JR., Chairman of the Board,
                              President and Chief Executive Officer

                             TFC ENTERPRISES, INC.
                             5425 ROBIN HOOD ROAD
                            NORFOLK, VIRGINIA 23513



              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                             TUESDAY, MAY 9, 2000



TO THE SHAREHOLDERS:

     NOTICE IS HERBY GIVEN THAT the Annual Meeting of Shareholders of TFC Enterprises, Inc. will be held at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia 23502, at 10:00 a.m. Eastern Time, on Tuesday, May 9, 2000, for the following purposes:

     1. To elect two (2) directors to hold office for a term of three years and until their respective successor is elected and qualified;

     2.   To approve an amendment to the 1993 Employee Stock Purchase Plan;

     3. To approve the Company's 2000 Non-Employee Director Stock Option Plan, the form of which is attached hereto as Exhibit A;
                                                  ---------

     4. To ratify the appointment of Ernst & Young LLP as independent auditors for 2000; and

     5. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on March 15, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.



                              By Order of the Board of Directors


                              /s/ Robert S. Raley, Jr.
                              -------------------------------------------
                              Robert S. Raley, Jr., Chairman of the Board,
                              President and Chief Executive Officer


Norfolk, Virginia
April 3, 2000



PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                PROXY STATEMENT


          This Proxy Statement and the enclosed proxy card ("Proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of TFC Enterprises, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia 23502, at 10:00 a.m. Eastern Time, on Tuesday, May 9, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

          Only shareholders of record at the close of business on March 15, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. This Proxy is being mailed on or about April 3, 2000.

Revocability of Proxy

          Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. If your Proxy is properly signed, received by the Company and not revoked by you, the shares to which it pertains will be voted at the Annual Meeting in accordance with your instructions. If a shareholder does not return a signed Proxy, his or her shares cannot be voted by proxy.

Person Making the Solicitation

          The cost of soliciting Proxies will be borne by the Company.   The
Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees and in the counting of proxies. The Company pays American Stock Transfer & Trust Company $300 per month plus out-of-pocket expenses for this assistance as well as for the transfer agent services it provides to the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers of the Company may solicit Proxies personally, by telephone or by telegram from some shareholders if Proxies are not received promptly, for which no additional compensation will be paid.

Voting Shares And Vote Required

          On the Record Date, the Company had 11,433,682 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

          Directors are elected by a plurality of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, meaning that those nominees receiving the greatest number of votes will be elected. Under the laws of Delaware, the Company's state of incorporation, "shares present in person or represented by proxy and entitled to vote" are determinative of the outcome of the matter subject to vote. Abstentions will, but broker non-votes will not, be considered "shares present in person or represented by proxy" based on the Company's understanding of state law requirements and the Company's Certificate of Incorporation and Bylaws. All shareholder meeting proxies, ballots and tabulations that identify individual shareholders are kept confidential, and no such document shall be available for examination, nor shall the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements and the laws of Delaware. Votes will be counted and certified by the Company's general counsel who will act as the inspector of elections.

     Unless specified otherwise, the Proxy will be voted as follows:

     1. FOR the election of the two (2) nominees to serve as directors of the Company for a three-year term and until their respective successor is duly elected and qualified;

     2.  FOR approval of the amendment to the 1993 Employee Stock Purchase Plan;

     3. FOR approval of the Company's 2000 Non-Employee Director Stock Option Plan, the form of which is attached hereto as Exhibit A;
                                              ---------

     4. FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for 2000.

     5. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as of March 15, 2000 relating to the beneficial ownership of the Company's Common Stock by (i) each of the Company's directors and named executive officers who own Common Stock,
(ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, and (iii) all of the Company's directors and executive officers as a group.

          Beneficial Ownership of Common Stock

Name and Address of Beneficial Owner/(1)/                Amount of Beneficial Ownership/(2)/                Percent of Class
-----------------------------------------                -----------------------------------                ----------------
Robert S. Raley, Jr.                                                 1,386,159/(3)/                             11.96%
Walter S. Boone, Jr.                                                   396,224/(4)/                              3.47%
Douglas E. Bywater                                                     388,409/(5)/                              3.40%
Peter H. Kamin                                                         345,600/(6)/                              3.02%
Andrew M. Ockershausen                                                 150,000                                   1.31%
Phillip R. Smiley                                                       35,100/(7)/                               *
Linwood R. Watson                                                        6,000                                    *
Ronald G. Tray                                                         102,403/(8)/                               *
Rick S. Lieberman                                                       13,278/(9)/                               *
Delma H. Ambrose                                                        11,452/(10)/                              *
Craig D. Poppen                                                         49,822/(11)/                              *
All directors and executive
  officers as a group (13 persons)                                   2,946,773                                  25.14%

___________________________________
*Less than 1% beneficial ownership.

(1) All directors and executive officers receive mail at the Company's corporate executive offices at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513.

(2) Does not include 10,000 shares granted to the non-employee directors pursuant to the Company's 2000 Non-Employee Director Stock Option Plan. Subject to approval by the shareholders at the annual shareholders meeting.

(3) Includes 29,254 shares owned jointly by Mr. Raley and his wife, 10,100 shares owned solely by his wife and 160,000 shares which Mr. Raley has the right to acquire within 60 days through the exercise of stock options granted to Mr. Raley in January 1997 under the Company's 1995 Long-Term Incentive Plan ("Incentive Plan") in connection with his 1997 compensation package. See "Executive Compensation - Raley Employment Agreement and Stock Options."

(4) Includes 203,112 shares owned by the Walter S. Boone, Jr. Living Trust and 193,112 shares owned by the Rose K. Boone Living Trust.

(5) Includes 387,224 shares owned jointly by Mr. Bywater and his wife and 1,185 shares owned jointly by Mr. Bywater and his children.

(6) Includes 50,000 shares owned in Mr. Kamin's KEOGH Plan, 96,000 shares in two separate trusts, 11,100 shares in a foundation and 11,100 shares in a limited liability company.

(7)  Owned jointly by Mr. Smiley and his wife.

(8) Includes 61,870 shares which Mr. Tray has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan and 2,000 shares owned by his wife.

(9) Includes 8,800 shares that Mr. Lieberman has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan.

(10) Includes 6,800 shares that Ms. Ambrose has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan.

(11) Includes 43,200 shares that Mr. Poppen has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan.

PROPOSAL 1. ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for the Board of Directors to be divided into three classes, with each class serving a staggered three-year term. The directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term of such class expires. Directors serve for three years and until their successors are duly elected and qualify. The Company's bylaws currently provide that the size of the Board is comprised of seven persons.

     The terms of Douglas E. Bywater and Linwood R. Watson expire at the Annual Meeting on May 9, 2000. The Board of Directors recommends that the nominees, Messrs. Bywater and Watson be re-elected and Proxies received will be voted for the election of these nominees unless marked to the contrary. A shareholder who desires to withhold voting of the Proxy for any one of the nominees may so indicate on the Proxy. Each nominee is currently a member of the Board of Directors, has consented to be named and has indicated his intent to serve if elected. If a nominee becomes unable to serve, an event that is not anticipated, the Proxy will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

     The following information relates to the nominees and the directors whose terms of office will continue after the Annual Meeting. There are no family relationships among any of the nominees or directors nor among any of the nominees or directors and any officer, nor is there any arrangement or understanding between any nominee or director and any other person pursuant to which the nominee or director was selected.

Nominees for Terms Expiring in 2000

     Douglas E. Bywater, 56 has been director of the Company since 1990. Mr. Bywater is a partner in the law firm of Tate & Bywater, Ltd., with whom he has practiced law since 1972. He was also director and General Counsel for the Bank of Vienna. Mr. Bywater is a member of the Executive and Compensation Committees.

     Linwood R. Watson, 63, has been a director of the Company since 1993. Mr. Watson is employed with Thompson, Greenspon & Co., P.C. certified public accountants and management consultants, of Fairfax, Virginia. Mr. Watson, a certified public accountant since 1965, was engaged in public accounting since 1974. Mr. Watson is a member of the Audit Committee and Compensation Committee.

Directors Whose Terms Expire in 2001

     Andrew M. Ockershausen, 70, has been a director of the Company since 1990. Mr. Ockershausen is currently the Director of Business Development for the cable television regional sports network Home Team Sports, Washington, D.C. He is a director of the Police Boys/Girls Club and Hero's Inc., and a past Chairman of the National Association of Broadcasters. From 1987 to 1993, Mr. Ockershausen was Vice President and General Manager of WBSO television in Rockville, Maryland. Mr. Ockershausen is a member of the Compensation Committee.

     Peter H. Kamin, 38, was elected to the Board of Directors effective July 31, 1999. Mr. Kamin is the general partner of Peak Investment, LP, a private investment partnership. Mr. Kamin also serves as a member of the board of directors of three other public companies, Acme United Corporation, Data Transmissions Network Corp. (as Chairman) and Insurance Auto Auctions, Inc. Mr. Kamin is a member of the Audit and Executive Committees.

Directors Whose Terms Expire in 2002

     Walter S. Boone, Jr., 73, was director of the Company from 1984 through 1988 and has been a director since 1990. Mr. Boone has been President of Virginia General Investment, Inc., a private investment firm, since 1978 and is a director of Herald Newspapers, Inc. He was President of Scope Inc., Reston, Virginia, a director of First Virginia Bank and a director of Arlington Mortgage Company. Mr. Boone is a member of the Audit and Executive Committees.

     Robert S. Raley, Jr., 62, founded TFC in 1977 and has served as Chairman of the Board from that time until April 1990 and again from May 1990 to the present. Additionally, he served as President and Chief Executive Officer from 1977 to April 1990, from May 1990 to December 1992 and from August 1996 to the present. Mr. Raley has also served as Chairman of the Board of TFCE since inception in 1984 until April 1990 and again from May 1990 to the present and as its President and Chief Executive Officer from 1984 until April 1990 and again from May 1990 through 1992 and from August 1996 to the present. Mr. Raley initially entered the consumer finance industry in 1959. Mr. Raley is a member of the Executive Committee.

     Phillip R. Smiley, 61, is a Field Services Regional Manager for Lockheed Martin, a position for which Mr. Smiley is delegated responsibility for computer hardware installation, documentation and maintenance. Mr. Smiley has been employed by Lockheed Martin, and its predecessors, UNISYS and Sperry Corp. in various positions for 25 years. Mr. Smiley has been director of the Company since 1994. Mr. Smiley is a member for the Audit Committee.

Meetings and Committees of the Board of Directors

Meetings

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. The Board of Directors held four meetings during 1999. In accordance with the Rules of the NASDAQ National Market System, Messrs. Boone, Bywater, Kamin, Ockershausen, Smiley and Watson are independent directors. During 1999, each member of the Board of Directors participated in at least 75% of all meetings of the Board of Directors and at least 75% of all meetings of the applicable committees during the period for which he was a director. Each director of the Company who is not also an executive officer of the Company receives (i) a $5,000 annual retainer, (ii) a $1,000 fee for personal attendance at each Board Meeting, (iii) a $500 fee for attendance on a telephonic Board Meeting and (iv) a $500 fee is paid to each director who personally attends Committee Meetings held on days on which there is no Board meeting. Directors who are also employees of the Company receive no additional compensation for serving as directors. The Company reimburses all of its directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors.

Committees

     The Board of Directors has established Executive, Audit and Compensation Committees. The members of these committees are noted in the director biographies set forth above. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board during all periods between regular meetings of the Board. The Executive Committee did not meet during 1999. The Audit Committee is empowered by the Board of Directors to, among other things, recommend the firm to be employed by the Company as its independent auditor and to consult with such auditor regarding audits and the adequacy of internal accounting controls. The Audit Committee held two meetings in 1999. The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met one time in 1999.

How do Shareholders recommend directors?

     The Company will consider director-nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders for nominees nor has the Company established any procedure for this purpose for the Annual Meeting other than as set forth in the bylaws of the Company. Section
3.03 of the Company's bylaws provides that shareholders who wish to nominate directors must send the Company a written notice (the "Nomination Notice") containing the following information: as to each individual nominated, (i) the name, date of birth, business address and residence address of such individual,
(ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization for which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940 and (v) whether, in the last five years, such nominee has been subject to any judgments, orders, findings or decrees which may be material to an evaluation of the ability or integrity of the nominee. In addition, the person submitting the Nomination Notice must provide certain information regarding his beneficial ownership of the Common Stock of the Company. The nominee must consent to being named in a proxy statement as a nominee and to serve as a director if elected. The shareholder must deliver the Nomination Notice to the Secretary of the Company at the Company's principal executive office not later than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting or, in the case of special meetings, at the close of business on the seventh day following the first date on which notice of the meeting is first given to shareholders.

                             EXECUTIVE COMPENSATION


Summary Executive Compensation Table

     The following table sets forth certain information regarding cash and other compensation earned during the years 1999, 1998 and 1997 by Robert S. Raley, Jr., the Company's current President and Chief Executive Officer and the Company's other executive officers who earned in excess of $100,000 during 1999. ("Named Executive Officers")

                              Annual Compensation                                  Long Term Compensation
                         ------------------------------                            -----------------------
                                                                                      Securities
                                                                                      Underlying
                                                                                       Options                All Other
 Name and Principal Position      Year          Salary              Bonus               (#s)(3)         Compensation (1) (2)
------------------------------  --------  ------------------  -----------------  --------------------  ------------------------
Robert S. Raley, Jr.,               1999           $300,000            $300,000                  -0-                  $147,385
Chairman of the Board,              1998            300,000             300,000                  -0-                    13,172
President and Chief                 1997            300,000             300,000              200,000                    20,075
Executive Officer

Ronald G. Tray, Vice                1999           $175,000            $ 20,468                  -0-                  $ 12,430
President and Assistant             1998            165,000               8,332               54,679                    14,814
Secretary of the Company and        1997            155,000                 -0-                  -0-                    14,739
Chief Operating Officer of
TFC


Craig D. Poppen, Vice               1999           $125,750            $ 20,468                  -0-                  $ 10,541
President, Treasurer                1998            105,502                 -0-                8,000                     3,709
Chief Financial Officer             1997                 (4)                                 100,000                       -0-

Rick S. Lieberman, Executive        1999           $110,031            $ 13,498                  -0-                  $  7,251
Vice President and Chief            1998            105,000               2,518               22,000                     7,445
Lending Officer of TFC              1997            100,000               5,802                  -0-                     5,215


Delma H. Ambrose, Senior Vice       1999           $ 88,025            $ 25,581                  -0-                  $  6,693
President of TFC                    1998             84,000              21,110               17,000                     4,984
                                    1997             80,000              12,000                  -0-                     3,353

__________________

(1) Includes the Company's matching contribution to its 401(k) retirement savings plan, the dollar value of premiums paid by the Company with respect to term life insurance and automobile benefits.
(2) Includes $135,000 related to the revision to the Raley Note. See "Raley Employment Agreement and Stock Options".
(3) Options granted pursuant to the Company's 1995 Long-Term Incentive Plan ("Incentive Plan").
(4)  Mr. Poppen joined the Company in December 1997.

Fiscal Year End Options Table

        No stock options were exercised in 1999 by the named executive officers whose compensation is disclosed in the Summary Executive Compensation Table above. The table below sets forth exercisable and unexercisable stock options held by those executive officers as of December 31, 1999, all of which were granted pursuant to the Incentive Plan.


                                               Number of Securities
                                          Underlying Unexercised Options              Value of Unexercised In-The-Money
                                               at Fiscal Year-End                       Options at Fiscal Year-End (1)
                                               ------------------                       ------------------------------
Name                                  Exercisable            Unexercisable          Exercisable            Unexercisable
----                                  -----------            -------------          -----------            --------------
Robert S. Raley                       120,000                  80,000                $280,800                $187,200
Ronald G. Tray                         40,935                  63,744                $ 85,085                $ 87,345
Craig D. Poppen                        41,600                  66,400                $116,544                $178,176
Rick S. Lieberman                       4,400                  17,600                $  3,696                $ 14,784
Delma H. Ambrose                        3,400                  13,600                $  2,856                $ 11,424

(1) On December 31, 1999, the average of the high and low sales prices of the Company's Common Stock on the Nasdaq National Market System was $3.78 per share.

Option Repricing

The following table sets forth information concerning all repricings of options held by the Named Executive Officers of the Company since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such repricings were effected through the grant of replacement options in exchange for existing options. Messrs. Raley and Poppen did not participate in the Company's option repricing program in June 1998.

                                                 Ten Year Option Repricings
                                                 --------------------------
                                    Number of
                                   Securities
                                   Underlying       Market Price of     Exercise Price at       New         Length of Original
                                     Options        Stock at Time of    Time of Repricing     Exercise    Option Term Remaining
     Name              Date         Repriced         Repricing ($)             ($)           Price ($)     at Date of Repricing
     ----              ----         --------        --------------      -----------------    ---------    ---------------------
Ronald G. Tray      06/01/98        39,679               $2.94               $11.50           $2.94              18 months
Rick S. Lieberman   06/01/98        10,000               $2.94               $11.50           $2.94              18 months
Delma H. Ambrose    06/01/98         5,000               $2.94               $11.50           $2.94              18 months

Raley Employment Agreement

          Basic Terms of Employment Agreement

          TFC and Robert S. Raley, Jr. entered into an employment agreement (the "Raley Employment Agreement"), commencing January 1, 1993 and, as amended, expiring December 31, 2002, unless terminated earlier in accordance with its provisions. Under the terms of the Raley Employment Agreement, TFC agreed to pay Mr. Raley (i) a base salary of $50,000 per annum and (ii) a bonus, after deduction of Mr. Raley's base salary payments, equal to 3% of the consolidated annual net pre-tax income of TFC. The computation of the consolidated annual net pre-tax income of TFC is made without deducting federal or state income taxes or bonuses paid by TFC to Mr. Raley or to any other employee. In addition, Mr. Raley is reimbursed for all reasonable business expenses and is furnished with two automobiles for his use, the reasonable expenses for the operation of which are paid by TFC. Further, TFC has agreed to provide Mr. Raley with all other employee benefits that he enjoyed on the date of such agreement or those benefits that TFC may approve for employees generally or for its senior executives.

          Notwithstanding the terms of the Raley Employment Agreement, which remains in effect in its original form, the Board passed a resolution modifying the salary and bonus components of his compensation. Under the terms of this resolution Mr. Raley is to receive a base salary of $300,000 per year and a guaranteed bonus of $300,000 to be credited against the bonus payable to Mr. Raley in each year pursuant to the Raley Employment Agreement. In the event the terms of the Raley Employment Agreement result in a bonus in excess of $300,000, Mr. Raley will be paid such excess. However, should the bonus calculation under the Raley Employment Agreement result in a bonus of less than $300,000, then Mr. Raley will not be required to repay any of the $300,000 guaranteed bonus. The salary arrangement is not guaranteed under the Raley Employment Agreement.

     In addition to termination upon the occurrence of Mr. Raley's disability or death, TFC may terminate the Raley Employment Agreement prior to the expiration of its term in the event that: (i) Mr. Raley ceases to serve as the Chairman of TFC's Board of Directors; (ii) all or substantially all of TFC's assets are sold to a third party; (iii) more than 50% of the then issued and outstanding stock of TFC or the Company is sold to, or exchanged for equity interests in, any person or entity, which sale or exchange would not constitute a "continuity of interest;" (iv) TFC is involved in a business combination in which it is not the surviving corporation; or (v) TFC is dissolved voluntarily or by operation of law. Further, the Raley Employment Agreement provides that TFC reserves the right to terminate such agreement, without notice for "cause," as defined therein. The Raley Employment Agreement also includes a covenant not to compete which continues for as long as Mr. Raley receives payments thereunder.

     Bonus Repayment Obligation

     Although the Company cannot make a final determination regarding the amount, if any, of the 3% bonus of net pre-tax income of TFC until the end of each year, in 1995 and prior years TFC made estimated bonus payments to Mr. Raley and other executives throughout the year on a monthly basis. In 1995, these estimated bonus payments to Mr. Raley totaled $354,982. However, because TFC did not have any net pre-tax income in 1995, Mr. Raley was obligated to return to TFC all estimated bonus payments made in 1995. In addition, although Mr. Raley also received $50,000 in base salary during 1995, Mr. Raley elected to repay that amount as well. To fulfill this obligation, Mr. Raley delivered a Promissory Note to TFC dated as of January 1, 1996, in the principal amount of $404,982 ("Raley Note") and an Excess Compensation Repayment Agreement also dated as of January 1, 1996 ("Raley Repayment Agreement"). Effective July 1999 the Board voted to revise the terms of the Raley Note whereas the balance of the note will be reduced monthly on a pro rata basis from July 1999 through December 2000 for each month Raley continues his role as CEO.

Tray Employment Agreement

          Ronald G. Tray, the Chief Operating Officer, Vice President and Assistant Secretary of the Company, entered into an Employment Agreement with TFC that, as amended, became effective January 1, 1995 and expires December 31, 1999 ("Tray Employment Agreement").

          Pursuant to the Tray Employment Agreement his annual salary for 1997, 1998 and 1999 was established at $155,000, $165,000 and $175,000, respectively.

Poppen Severance Agreement

          Craig D. Poppen, the Company's Chief Financial Officer, Vice President and Treasurer, entered into a Severance Agreement with the Company on December 31, 1997 that provides that in the event that his employment were to be terminated during the first three years of employment without cause, he would be entitled to one year's salary as a severance payment. Mr. Poppen did not receive a separate employment agreement.

Compensation Committee Interlocks and Insider Participation

          No member of the Company's compensation committee was an officer or employee of the Company or TFC during 1999. During 1999, no executive officer of the Company served as a member of the compensation committee of another entity, nor did any executive officer of the Company serve as a director of another entity.

Compensation Committee Report Concerning 1999 Compensation of Certain Executive Officers

          This report describes the Company's officer compensation strategy, the components of the compensation program and the manner in which the 1999 compensation determinations were made for the Company's senior management team, including the President and Chief Executive Officer, Robert S. Raley, Jr., Chief Operating Officer, Ronald G. Tray, Craig D. Poppen, Chief Financial Officer, Rick S. Lieberman, TFC's Executive Vice President and Chief Lending Officer and Delma H. Ambrose, TFC's Senior Vice President (collectively referred to as the "Executive Officers") whose 1999 compensation is disclosed in the Summary Compensation table of this Proxy Statement.

          In addition to the information set forth under "Executive Compensation" in this Proxy Statement, the Company's Compensation Committee (the "Compensation Committee") is required to provide shareholders a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting the Company's Executive Officers. In fulfillment of this requirement, the Compensation Committee, at the direction of the Company's Board of Directors, has prepared the following report for inclusion in this Proxy Statement. None of the members of the Compensation Committee are executive officers or employees of the Company.

          Compensation Philosophy

          The Company's compensation packages are designed to attract, retain, motivate and reward qualified, dedicated executives, and to directly link compensation with (i) previous and anticipated performance and (ii) the Company's profitability. Historically, the principal components of executive compensation have been (i) a base salary at a stated annual rate, together with certain other benefits as may be provided from time to time, and (ii) bonuses keyed to the net pre-tax earnings of TFC.

          As of January 1, 2000, only Mr. Raley had an employment agreement with the Company. Unless the Board awards a specified bonus for a uniquely beneficial contribution to the Company, no bonuses will be paid to Mr. Tray, Mr. Poppen or Mr. Lieberman, individually or collectively, (i) except as a percentage of TFC and its subsidiaries' net pre-tax earnings for the accounting period on which the bonus is based, (ii) if the payment of the bonus will have a material adverse affect the Company's cash flow requirements. To emphasize the importance of the Company's profitability, bonuses may be paid monthly on the basis of the Company's performances during the preceding month, but are limited cumulatively and are subject to adjustment on the basis of the Company's fiscal year performance as determined by independent auditors.

          1995 Long-Term Incentive Plan

          In 1994, the Board of Directors adopted the 1995 Long-Term Incentive Plan (the "Incentive Plan"), which was approved by shareholders of the Company at the 1995 Annual Meeting. The purpose of the Incentive Plan is to support the business goals of the Company and to attract, retain and motivate management officials of high caliber by providing incentives to associate more closely the interest of certain officers and key executives of the Company with the interests of the Company's shareholders. Participation is limited to officers and other key employees of the Company who are in positions in which their decisions, actions and counsel significantly contribute to the success of the Company. Directors of the Company who are not otherwise officers or employees of the Company are not eligible for participation under the Incentive Plan. The Company has reserved 1,500,000 shares of the Company's Common Stock for issuance of awards under the Incentive Plan. Awards under the Incentive Plan can be made in the form of nonqualified stock options, incentive stock options, or restricted stock, separately or in combination. The Incentive Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has full and final authority to make and adopt rules and regulations for the administration of the Incentive Plan, to interpret the provisions of the Incentive Plan, to determine the employees to whom awards shall be made under the Incentive Plan and to determine the type of award to be made and the amount, size and terms of each such award. At December 31, 1999, there are 863,179 options outstanding at various option prices, vesting periods and exercise periods. See "Fiscal Year End Options Table" for options granted to the Named Executive Officers.

          Employee Stock Purchase Plan

          The Board adopted the Employee Stock Purchase Plan (the "Stock Purchase Plan") on December 11, 1993, which provides for awards of Common Stock to employees, including eligible officers of the Company, TFC and any future majority owned subsidiary. Awards under the Stock Purchase Plan are in the form of options to purchase Common Stock of the Company. The price at which shares of Common Stock are sold under the Stock Purchase Plan to employees is the lower of 85% of the fair market value of a share of Common Stock on the date of grant or 85% of the fair market value of Common Stock on the date of purchase of the shares. During 1999, the Compensation Committee granted options to purchase shares to eligible employees of the Company of which, 11,700 shares were granted to the Named Executive Officers. During 1999, 25,600 options were exercised at prices ranging from $2.26 per share to $2.36 per share of which, 3,900 options were exercised by the Named Executive Officers. As of December 31, 1999, there were no outstanding unexercised options.

     Awards granted pursuant to the Stock Purchase Plan are intended to increase the recipients motivation for an interest in the Company's long-term success as measured by the value of the Company's Common Stock. The Company has reserved 530,000 shares of the Company's Common Stock for issuance of awards under the Stock Purchase Plan. The Stock Purchase Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has full and final authority to make and adopt rules and regulations for the administration of the Stock Purchase Plan, to interpret the provisions of the Stock Purchase Plan, to determine the employees to whom awards shall be made under the Stock Purchase Plan and to determine the type of award to be made and the amount, size and terms of each such award.

          Limitation on Deductibility of Certain Compensation for Federal Income
           Tax Purposes

          Section 162(m) of the Internal Revenue Code ("162(m)") precludes the Company from taking a deduction for compensation in excess of $1,000,000 for the Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. In adopting the Incentive Plan, the Compensation Committee duly considered Section 162(m) and structured it accordingly. The Compensation Committee believes that the Incentive Plan and the Employee Stock Purchase Plan will both qualify as performance-based compensation under the regulations issued under Section 162(m).

                 - Douglas E. Bywater, Compensation Committee Chair
                 - Andrew M. Ockershausen, Compensation Committee Member
                 - Linwood R. Watson, Compensation Committee Member

          THE PRECEDING "COMPENSATION COMMITTEE REPORT CONCERNING THE 1999 COMPENSATION OF CERTAIN EXECUTIVE OFFICERS" SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.


Related Party Transactions

     During 1999 and 1998, the Company issued $1.3 million and $0.7 million, respectively, of unsecured subordinated debt due three years from origination. The notes bear interest at 15% per year. These notes were offered pursuant to a private placement to a limited number of prospective investors, including but not limited to, the board of directors, officers and certain existing shareholders of the Company. Notes outstanding under this private placement total $2.0 million at December 31, 1999. The following table recaps the Notes held or controlled by the Company's Officers and Directors:


                         Robert S. Raley, Jr.    $  700,000
                         Peter H. Kamin             300,000
                         Andrew M. Ockershausen     100,000
                         Linwood R. Watson           75,000
                         Walter S. Boone, Jr.        74,035
                         Ronald G. Tray              25,000
                                                 ----------
                                                 $1,274,035
                                                 ==========

          COMPANY STOCK PRICE PERFORMANCE

          The following graph shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Composite Index, the Russel1 2000 Index (a published index which includes companies with market values between $20 million and $300 million) and the SNL Auto Finance Index (a published industry index) from December 31, 1994 through December 31, 1999. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the Nasdaq Composite Index, the Russell 2000 Index and the SNL Auto Finance index. In developing each index, the returns of the companies were weighted according to stock market capitalization at the beginning of each period for which a return is indicated.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY, THE NASDAQ COMPOSITE INDEX, THE RUSSELL 2000 AND THE SNL AUTO FINANCE INDEX

                             [GRAPH APPEARS HERE]


                                                                Period Ending
                           ------------------------------------------------------------------------------------
Index                            12/31/94      12/31/95      12/31/96      12/31/97      12/31/98      12/31/99
---------------------------------------------------------------------------------------------------------------
TFC Enterprises, Inc.              100.00         73.77         21.31         12.30         21.31         49.18
NASDAQ - Total US*                 100.00        141.34        173.89        213.07        300.25        542.43
Russell 2000                       100.00        128.45        149.64        183.10        178.44        216.37
SNL Auto Finance Index             100.00        144.06        144.63         59.44         42.37         56.68

____________________
* $100 invested on 12/31/93 in stock or index, including reinvestment of dividends.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all
Section 16(a) forms they file.


PROPOSAL 2.  AMENDMENT OF 1993 EMPLOYEE STOCK PURCHASE PLAN

          Section 2.1 of the 1993 Employee Stock Purchase Plan (the "ESPP") currently requires that employees are eligible to participate in offerings under the ESPP, among other qualifications, only if such individual "has completed in the aggregate two years of employment." The Board of Directors has approved an amendment to the ESPP that reduces the two year employment qualification to six months. The ESPP requires shareholder approval of this amendment to the Plan. The Board of Directors recommend that shareholders adopt this amendment.

PROPOSAL 3.  APPROVAL OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          On February 29, 2000, the Board of Directors of the Company adopted the Non-Employee Director Stock Option Plan ("Director Plan"), reserving up to 200,000 shares of the Company's common stock for issuance under the Director Plan. Pursuant to the Director Plan, non-employee directors of the Company are eligible to receive non-qualified stock options pursuant to a formula that grants existing non-employee directors and any new non-employee directors an initial grant to purchase 10,000 shares and existing directors 3,000 shares on their re-election each year commencing with the 2001 annual meeting. As of February 29, 2000, options to purchase up to 60,000 shares of Common Stock were outstanding under the Director Plan subject to the approval of shareholders at the annual meeting.

          Pursuant to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), directors, executive officers, and 10% shareholders of the Company are generally liable to the Company for repayment of any profits realized from any non-exempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3 promulgated under the Exchange Act provides an exemption from Section 16(b) liability for certain transactions by officers or directors that comply with such rule. The Board of Directors recommend that shareholders adopt this plan.



PROPOSAL 4.  RATIFICATION OF APPOINTMENT OF AUDITORS

          The Board of Directors, upon recommendation of its Audit Committee, intends to appoint Ernst & Young LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2000, and the Board of Directors desires that such appointment be ratified by the shareholders. Ernst & Young LLP has audited the financial statements of the Company since December 31, 1988.

          A representative of Ernst & Young LLP will be present at the Annual Meeting and available to respond to appropriate questions.

OTHER MATTERS

          The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the Proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

SUBMISSION OF PROPOSALS FOR 2000

          The next Annual Meeting of Shareholders will be held on or about May 9, 2001. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company's proxy statement for that meeting, must submit the proposal in writing to Robert
S. Raley, Jr., President and Chief Executive Officer, at 5425 Robin Hood Road, Suite 101B, Norfolk, VA 23513 no later than December 18, 2000.

GENERAL

          The Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement. The 1999 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-K to: Robert S. Raley, Jr., President and Chief Executive Officer, TFC Enterprises, Inc., 5425 Robin Hood Road, Suite 101B, Norfolk, VA 23513.

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY



                                 By Order of the Board of Directors



                                 April 3, 2000

                                   Exhibit A

                             TFC ENTERPRISES, INC.

                 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


  1.      Purpose.

          The purpose of the TFC Enterprises, Inc. 2000 Non-Employee Director Stock Option Plan (the "Plan") is to support the business goals of the Company and to attract, retain, and motivate experienced and knowledgeable non-employee directors by providing incentives that closely align their interests with those of the Company's shareholders. These objectives are accomplished by awarding stock options under the Plan, thereby providing non-employee directors with a proprietary interest in the growth and performance of the Company.

  2.      Definitions.

          2.1  "Board" shall mean the Board of Directors of the Company.

          2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor thereto.

          2.3 "Company" shall mean TFC Enterprises, Inc., a corporation organized under the laws of the State of Delaware and its subsidiaries, including subsidiaries of subsidiaries.

          2.4 "Disability" shall mean permanent and total disability as determined under the Company's long-term disability program.

          2.5 "Eligible Director" shall mean a member of the Board who is eligible for grants under the Plan pursuant to the provisions of Section 6.

          2.6 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor thereto.

          2.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          2.8 "Fair Market Value" shall mean as of any grant date, the average of the high and low prices of the Stock on the National Market System on the date of grant.

          2.9 "Options" shall mean non-statutory stock options granted under this Plan to purchase shares of Stock.

          2.10 "Option Agreement" shall mean an agreement evidencing the grant of an Option under the Plan in such form as the Board may prescribe.

          2.11 "Participant" means an Eligible Director who has received an Option grant under this Plan.

          2.12 "Plan" shall mean the TFC Enterprises, Inc. 2000 Non-Employee Director Stock Option Plan, as set forth herein and as it may be amended from time to time.

          2.13 "SEC" shall mean the Securities and Exchange Commission.

          2.14 "Stock" means the Common Stock of the Company.

     3.   Administration.

          The Plan shall be administered by the Board. The Board shall have full and final authority in its discretion: to make, adopt, amend, and rescind rules and regulations for the administration of the Plan; to conclusively interpret the provisions of the Plan and to decide all questions or fact arising in its application; to prescribe from time to time the form and the terms, provisions, and conditions not inconsistent with the Plan, of any agreements to be entered under the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Board may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set.

     4.   Shares of Stock Subject to the Plan.

          The number of shares of common stock of the Company for which Options may be granted under the Plan shall not exceed 200,000. As soon as possible after adoption of the Plan by the Company's shareholders, the Company shall take whatever actions are necessary to file required documents with the U.S. Securities and Exchange Commission and any other appropriate governmental authorities and stock exchanges to make shares of stock available for issuance pursuant to Options. Stock related to Options that are forfeited, terminated, expire unexercised, or are settled in such manner that all or some of the shares covered by an Option under this Plan are not issued to a Participant shall immediately become available for Options under this Plan.

     5.   Adjustments.

          In the event of any change in the outstanding common stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, in which the number of shares held by Company shareholders prior to such event is affected by such event, then the Board shall adjust the number of shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Option or the number or kind of shares issuable pursuant to an outstanding Option under the Plan. Notwithstanding the foregoing, all changes in the outstanding common stock of the Company shall be considered in determining the number of shares of outstanding common stock of the Company for purposes of Section 4 of this Plan.

     6.   Eligibility.

          Only members of the Board who (i) are not employees of the Company or of any subsidiary or affiliate of the Company and (ii) are elected, or are subject to election, as directors by the holders of the Company's Stock are eligible to receive grants of Options under the Plan ("Eligible Director"). Any Eligible Director to whom Options have been granted and who thereafter becomes an employee of the Company or of any subsidiary or affiliate of the Company shall cease to be eligible for any further Option grants under the Plan while an employee, but shall not, by reason of becoming an employee, cease to be eligible to retain Options previously granted under the Plan.

     7. Option Grants. All Options granted under the Plan shall be subject to the following terms.

          7.1 Formula Grants. All Eligible Directors serving on the Board of Directors on the date this Plan is approved by the Company's shareholders shall receive an Option to purchase 10,000 shares of common stock of the Company (the "Initial Grant"), as shall any person who first becomes an Eligible Director after the date that the Plan is adopted by the Company's shareholders. In addition, each Participant who has received the Initial Grant shall receive an additional grant of Options to purchase 3,000 shares of common stock of the Company on an annual basis on the date of each annual meeting of shareholders at which Directors are elected commencing with the May 2001 annual meeting, provided that such Participant is elected at such annual meeting.

          7.2 Option Exercise Price. The exercise price of all Options granted under this Plan shall be the Fair Market Value of the Stock at the time of grant.

          7.3 Exercise of Option. All Options granted under this Plan shall expire on the first to occur of: (i) the date a Participant resigns from the Board; (ii) ninety days after a Participant fails to be elected at a meeting of shareholders called for the purpose of electing Board members; (iii) one year following the date the Participant ceases to be a member of the Board because of death or disability; and (iv) five years from the date of grant of the Option.

          7.4 Payment of Exercise Price. Options may be exercised in whole or in part at any time and from time to time by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept. No shares of Stock shall be issued until full payment therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Participant has given written notice of exercise, has paid in full the purchase price for such shares, and, if requested, has given the representation described in
Section 12.1.

          7.5 Holding Period. Any other provision of this Plan notwithstanding, a Participant may not sell or dispose of any shares of Stock acquired pursuant to the exercise of an Option until at least six (6) months have elapsed from the date of the grant of the Option.

          7.6 Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Exchange Act, and the rules promulgated thereunder by the SEC, the Company shall cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to a registered securities broker acceptable to the Company instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

     8.   Non-Transferability of Options.

          No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Participant's lifetime, only by the Participant.

     9.   Option Agreement.

          A Participant who has received an Option grant shall not have any rights with respect to such Option unless, within thirty (30) days of the date of the Option grant, such recipient delivers an executed copy of the Option Agreement to the Company, and complies with the applicable terms and conditions of the Option Agreement.

    10.   Forfeiture.

          In the event a Participant fails to exercise an Option prior to the expiration of the Option, shares of Stock subject to an Option shall thereafter cease to be available under the Option and shall be forfeited by the Participant.

    11.   Amendment and Termination.

          The Board may amend, alter, suspend or terminate this Plan at any time and from time to time; provided, however, that the Board may not, without approval of the shareholders of the Company, increase the maximum number of shares of Stock reserved for issuance under the Plan (other than for adjustments pursuant to Section 5), materially increase the benefits accorded to Participants under the Plan or change the description of the individuals eligible to receive Options. No termination of or amendment to the Plan may adversely affect the rights of a Participant with respect to any Option held by the Participant as of the date of such termination or amendment without such Participant's consent.

    12.   General Provisions.

          12.1 The Board may require each person purchasing shares pursuant to an Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange or automated quotation system upon which the Stock is then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          12.2 Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional award or compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only if specific cases.

          12.3 The adoption of the Plan shall not confer upon any director of the Company any right to continue as a member of the Board.

          12.4 The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

    13.   Withholding.

          Whenever the Company proposes or is required to issue or transfer shares of common stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Board, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

    14.   Non-Uniform Determination.

          The Board's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms, provisions and conditions of such Options, the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

    15.   Compliance with Exemption Rules Under Section 16 of the Exchange Act.

          It is the intent of the Company that transactions involving equity securities under the Plan be exempt under Rule 16b-3 under the Exchange Act. Accordingly, if any provision of the Plan or any Option or Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction.

    16.   Governing Law.

          The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent federal law and the rules and regulations promulgated thereunder by the SEC apply.

                             TFC ENTERPRISES, INC.

              Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders to be held on May 9, 2000

     The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated April 3, 2000, hereby appoints Robert S. Raley, Jr. and Douglas E. Bywater (each with power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed on the reverse side, all the shares of the Common Stock of TFC Enterprises, Inc. held of record by the undersigned on March 15, 2000, at the Annual Meeting of Shareholders to be held on May 9, 2000, and any adjournment thereof.

                  (continued and to be signed on other side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                             TFC ENTERPRISES, INC.

                                  May 9, 2000

                Please Detach and Mail in the Envelope Provided

[X]  Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR PROPOSALS 1, 2, 3 AND 4.

              FOR all nominees listed           WITHHOLD
              (except as indicated to      AUTHORITY to vote
                    the contrary)           for all nominees
1. ELECTION OF           [_]                       [_]
   DIRECTORS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)

-------------------------------------------------------------------------------
Nominees:  Douglas E. Bywater
           Linwood R. Watson

                                             FOR      AGAINST   ABSTAIN
2. To approve the amendment to the 1993      [_]        [_]       [_]
   Employee Stock Purchase Plan.

3. To approve the Company's 2000 Non-        [_]        [_]       [_]
   Employee Director Stock Option Plan

4. To ratify the appointment of Ernst &      [_]        [_]       [_]
   Young LLP as independent auditors for
   2000.

5. IN THEIR DISCRETION, on such other matters as may properly come before the meeting, or, if any nominee listed in Proposal 1 is unable to serve for any reason, to vote or refrain from voting for a substitute nominee or nominees.

   This proxy is revocable at any time prior to its exercise. This proxy when properly executed, will be voted as directed. Where no direction is given, this proxy will be voted for Proposals 1, 2, 3 and 4.

Please complete, date, sign and return this proxy promptly in the accompanying envelope.

Signature               Date              Signature               Date
         --------------     -------------          ---------------    ---------
NOTE: Please sign your name(s) exactly as they appear hereon. If signer is a corporation, please sign the full corporate name by duly authorized officer. If an attorney, guardian, administrator, executor or trustee, please give title as such. If a partnership, sign in partnership name by authorized person.